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                                                                     EXHIBIT 1.1

                                  [   ] SHARES

                                  NETGEAR, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                       [ ], 2004

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
NEEDHAM & COMPANY, INC.
JMP SECURITIES LLC
PACIFIC GROWTH EQUITIES, LLC
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Dear Sirs:

         Certain stockholders of NETGEAR, Inc., a Delaware corporation (the "COMPANY") named in Schedule 2 hereto (the "SELLING STOCKHOLDERS") propose to sell an aggregate of [ ] shares (the "FIRM STOCK")of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK").

         It is understood that, subject to the conditions hereinafter stated, [ ] shares of the Firm Stock will be sold to the several Underwriters named in
Schedule 1 hereto (the "UNDERWRITERS") in connection with the offering and sale of such Firm Stock. Lehman Brothers Inc., Goldman, Sachs & Co., Needham & Company, Inc., JMP Securities LLC and Pacific Growth Equities, LLC shall act as representatives (the "REPRESENTATIVES") of the several Underwriters.

         In addition, the Selling Stockholders (the "OPTION SELLING STOCKHOLDERS") propose to grant to the Underwriters an option to purchase up to an aggregate of an additional [ ] shares of the Common Stock (the "OPTION Stock"), as set forth more specifically in Section 3 of this Agreement. The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "STOCK." This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders by the Underwriters.

         1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

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                  (a) A registration statement on Form S-1, and amendments
         hereto, with respect to the Company, the Selling Stockholders and the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder,
         (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the Representatives. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "PROSPECTUS" means the prospectus in the form first used to confirm sales of Stock. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement and any amendment thereto does not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and each Delivery Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the

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         circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                  (c) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated or organized and are validly existing as corporations or partnerships, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations or partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than Netgear International, Inc. and Netgear Deutschland GmbH is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                  (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Stock being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company that is a corporation, and all of the partnership interests of each subsidiary of the Company that is a partnership have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. Except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding as of the date set forth therein. All options, warrants and other rights to purchase shares of capital stock in the Company have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, including, but not limited to, compliance with the California Corporations Code, and conform to the description thereof contained in the Prospectus.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

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                  (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults that would not have or be reasonably expected to have, individually or in the aggregate, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, nor will such actions result in any violation of the provisions of the charter or by-laws or other constitutional document of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, by the Company and the consummation of the transactions contemplated hereby.

                  (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include such securities in the securities registered pursuant to the Registration Statement. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. The holders of outstanding shares of the Company's capital stock are not entitled to preemptive or other rights to subscribe for the Stock.

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                  (h) The Company has not sold or issued any shares of Common
         Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                  (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                  (k) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company, whose reports appear in the Prospectus and who has delivered the initial letters referred to in
         Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations. Except as described in the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, Pricewaterhousecoopers LLP has not engaged in any "prohibited activities" (as defined in Section 10A of the Exchange Act) on behalf of the Company.

                  (l) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its

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         subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  (m) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (n) Except as set forth in the Prospectus, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, inventions, trade secrets, know-how, mask work rights and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses, and the conduct of their respective businesses will not infringe or violate, and there has been no receipt of any notice of any claim of infringement or violation of, any such rights of others. Except as set forth in the Prospectus, or as would not, individually or in the aggregate have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries (a) there is, to the best of the Company's knowledge, no material infringement by third parties of any such Intellectual Property; (b) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
         (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (e) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (f) there is no prior art of which the Company is aware that is likely to render any

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         U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

                  (o) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

                  (q) No relationship, direct or indirect, exists between or among the Company or any subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described. The Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

                  (r) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (s) Each Company "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") has been established and maintained in all material respects in accordance with ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not reasonably expect to incur material liability under (i) Title IV of ERISA with respect to termination

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         of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination, notification, advisory and/or opinion letter with respect to such status from the Internal Revenue Service (the "IRS") or has time remaining to apply under applicable Treasury Regulation or IRS pronouncement for a determination, notification, advisory and/or opinion letter and to make any necessary amendments, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

                  (t) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (u) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (v) The Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (w) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other constitutional document,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due

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         performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, and which, individually or in the aggregate, would or would reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation or failure would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (x) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (y) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic

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         wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (z) Neither the Company nor any subsidiary is, or, as of the Delivery Date (as defined in Section 5 hereof) after giving effect to the offering and sale of the Stock will be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended.

                  (aa) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

                  (bb) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  (cc) Since the date of the most recent evaluation of such disclosure controls and procedures, there has been no change in internal control over financial reporting that occurred during the most recent fiscal quarter included in the Prospectus that has materially affected, or is

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         reasonably likely to materially affect, the Company's internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (dd) Except as described in the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

                  (ee) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or the like payment in connection with this offering.

                  (ff) The statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources which the Company believes to be reliable and accurate.

                  (gg) The Company's Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD RULES") and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules. The audit committee has reviewed the adequacy of its charter within the past twelve months. Neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in the Company's internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls.

                  (hh) There is and has been no failure on the part of the Company and any of the Company's officers or directors, in their capacities as such, to comply with any applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

         Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel to the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

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         2.       Representations, Warranties and Agreements of the Selling
Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and agrees that:

                  (a) The Selling Stockholder has and immediately prior to the applicable Delivery Date (as defined in Section 5) the Selling Stockholder will have good and valid title to the Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims (except for such claims as may arise under this Agreement or the Irrevocable Power of Attorney and Custody Agreement entered into in connection herewith); and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                  (b) The Selling Stockholder has placed in custody under an Irrevocable Power of Attorney and Custody Agreement (the "CUSTODY AGREEMENT" and, together with all other similar agreements executed by the other Selling Stockholders, the "CUSTODY AGREEMENTS") with Computershare Trust Company, Inc., as custodian (the "CUSTODIAN"), for delivery under this Agreement, certificates representing the Stock, to be sold by the Selling Stockholder hereunder.

                  (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "POWER OF ATTORNEY" and, together with all other similar instruments executed by the other Selling Stockholders, the "POWERS OF ATTORNEY"), contained within the Custody Agreement, appointing the persons named therein as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement on such Selling Stockholder's behalf and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

                  (d) The Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement and the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor, for each Selling Stockholder that is not a natural person, will such actions result in any violation of the provisions of any partnership or limited liability company agreement, certificate of incorporation, by-laws, operating agreement, deed of trust or other similar agreement or organizational document of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement by the Selling Stockholder and the consummation of the transactions contemplated hereby and thereby.

                  (e) On the Effective Date and at the time and date of execution and delivery of this Agreement, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and on the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), will not and on the date any filing pursuant to Rule 424(b) and on any Delivery Date (as defined in Section 5 hereof) and any settlement date, the Prospectus (together with any supplement or amendment thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action (i) designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock or (ii) prohibited by Regulation M under the Securities Act.

                  (g) The Selling Stockholder has carefully reviewed the Registration Statement and the Prospectus and is not prompted to sell shares of Common Stock by any material information concerning the Company or any of its subsidiaries that is not set forth in the Registration Statement and the Prospectus or any supplement thereto.

                  (h) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                  (i) The Selling Stockholder has no actual knowledge (without independent inquiry or investigation) that the representations and warranties of the Company contained in this Section 2 are not true and correct and if the Selling Stockholder is an executive officer or director of the Company, is familiar with the Registration Statement and (without independent inquiry or investigation) has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries.

                  (j) The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been satisfied or waived.

         Any certificate signed by any officer or Attorney-in-fact of any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter. Such Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinion to be delivered pursuant to
Section 9 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

         3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder agrees, severally and not jointly, to sell the amount of Firm Stock set forth opposite such Selling Stockholder's name in Schedule 2 hereto to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholders the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, up to [ ] shares of Option Stock. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in
Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule 1 hereto. The maximum number of Option Stock that each Selling Stockholder agrees to sell is set forth in Schedule 2 hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Stock to be sold by each Selling Stockholder listed on Schedule 2 shall be, as nearly as practicable, in the same proportion as the maximum number of Option Stock to be sold by each Selling

Stockholder and the number of Option Stock to be sold. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $[ ] per share.

         No Selling Stockholder shall be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

         4.       Offering of Stock by the Underwriters.

         Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

         5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Latham & Watkins LLP, 135 Commonwealth Drive, Menlo Park, California, at 10:00 A.M., New York City time, on the [ ] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "FIRST DELIVERY DATE." On the First Delivery Date, each Selling Stockholder shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, each Selling Stockholder shall make the certificates representing the Firm Stock available for inspection by the Representatives in Menlo Park, California, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company and the Selling Stockholders by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "SECOND DELIVERY DATE" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "DELIVERY DATE."

         Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, each Selling Stockholder shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, each Selling Stockholder shall make the certificates representing the Option Stock available for inspection by the Representatives in Menlo Park, California, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

         6.       Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary

         Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in connection with the offering or sale of the Stock hereunder in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

                  (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the

         Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                  (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof, including the Company's 2003 Stock Option Plan and Employee Stock Purchase Plan), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; and to cause each of its officers and directors to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters;

                  (j) To submit a Nasdaq Notification Form: Listing of Additional Shares no later than 10 days prior to the First Delivery Date;

                  (k) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended; and

                  (l) To allow access as of the Effective Date to the Company's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to the Exchange Act with the Commission free of charge at the Company's web site as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Commission.

                  (m) To pay the costs and expenses set forth in Section 8 hereof on written demand of the Underwriters to the extent the Selling Stockholders fail to satisfy their obligations thereunder. If the Company is required to make any payments under Section 8, the Selling Stockholders pro rata in proportion to the percentage of securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

                  (n) To comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.

         7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

                  (a) For a period of 90 days from the date hereof, such Selling Stockholder shall not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters, subject in each case to the exceptions set forth in Exhibit A; provided that if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or
         (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

                  (b) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

                  (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Stock by an underwriter or dealer may be required under the Securities Act, of (i) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder and (ii) if such person is a Company Selling Stockholder, any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties and any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Company Selling Stockholder.

                  (d) The Stock to be sold by the Selling Stockholder hereunder, which is represented by certificates held in custody for the Selling Stockholder is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

                  (e) Such Selling Stockholder shall deliver to the Representatives prior to the First Delivery Date a properly completed and executed applicable United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

                  (f) To cooperate with the Company and the Underwriters and to execute and deliver, or use its best efforts to cause to be executed and delivered, all such other instruments, and take all such other actions as such party may reasonably be requested to take by the Company and the Underwriters from time to time, in order to effectuate the sale of the Stock in the offering contemplated hereby.

         8. Expenses. The Selling Stockholders (in proportion to the number of shares of Stock being offered by each of them, including any Option Stock that the Underwriters shall have elected to purchase) agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters); (f) any applicable listing or other fees; (g) the fees and expenses (not in excess, in the aggregate, of $10,000) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);
(h) all costs and expenses of the Underwriters; (i) the costs and expenses of the Company relating to investor presentations on any "ROAD SHOW" undertaken in connection with the marketing of the offering of the Stock, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (j) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company incurred in connection with the transactions contemplated hereby; (k) the fees and expenses of counsel (including local and special counsel) for the Selling Stockholders incurred in connection with the transactions contemplated hereby; (l) the fees and expenses of the Custodian relating to the performance by the Custodian of its obligations under the Custody Agreements; and (m) all other costs and expenses incident to the performance of the obligations of the

Company and Selling Stockholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

         9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Wilson Sonsini Goodrich & Rosati, PC, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) The Company and each of its domestic subsidiaries
                  have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, were issued in compliance with the requirements of federal and state securities laws, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus. All of the issued shares of capital stock of each domestic subsidiary of the Company that is a corporation have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. All of the Company's outstanding options and warrants to purchase shares of the Company's capital stock have been duly and validly authorized and issued, were issued in compliance with the requirements of federal and state securities laws, and conform to the description thereof contained in the Prospectus. All other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly and validly authorized and conform to the description thereof in the Prospectus;

                           (iii) The shares of Stock being delivered on the
                  Delivery Date to the Underwriters have been duly and validly authorized and, when delivered against payment therefore in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable;

                           (iv) Upon (A) payment for the Shares in accordance
                  with the terms of this Agreement, (B) physical delivery of the Share to the Company's transfer agent, with stock powers duly endorsed in blank by an effective endorsement, (C) registration of the Stock in the name of DTC or its nominee ("DTC") by book-entry in the stock records of the transfer agent, (D) registration by book-entry of the credit to the Underwriter's securities accounts with DTC of the purchase of Stock in the records of DTC and (E) registration by book-entry of the credit to the Underwriter's securities accounts of the purchase of Stock in the records of any other "securities intermediary" (as defined in Section 8-102(a)(14) of the New York UCC) which acts as a "clearing corporation" (as defined in Section 8-102(a)(5) of the New York UCC) or maintains "securities accounts" (as defined in Section 8-501(a) of the New York UCC) with respect to the transfer of the Stock to the Underwriters, then the Underwriters will become the "entitlement holders" (as defined in Section 8-102(a)(7) of the New York
                  UCC) of the Stock, free of any "adverse claims" (as defined in
                  Section 8-102(a)(1) of the New York UCC).

                           (v) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                           (vi) To such counsel's knowledge and other than as
                  set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vii) The Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, based solely upon telephonic confirmation from a representative of the Commission, such counsel confirms that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (viii) The Registration Statement and the Prospectus
                  and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                           (ix) The statements contained in the Prospectus under
                  the captions "Business - Legal Proceedings," "Certain Relationships and Related Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," insofar as they describe federal statutes, rules and regulations or agreements, constitute a fair summary thereof. The statements contained in the Prospectus in the [fifth, sixth, seventh and tenth] paragraphs under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations
                  - Liquidity and Capital Resources," insofar as they describe agreements, constitute a fair summary thereof. The statements under the caption "Material United States Federal Income Tax Consequences to Non-United States Holders," to the extent that they constitute matters of U.S. federal income tax law and legal conclusions with respect thereto, are accurate in all material respects;

                           (x) To such counsel's knowledge, there are no
                  contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                           (xi) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xii) The sale of the shares of Stock being delivered
                  on such Delivery Date by the Selling Stockholders pursuant to this Agreement, and the execution, delivery and compliance by the Company and the Selling Stockholders with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such breaches, violations or defaults that would not individually or in the aggregate cause or be reasonably likely to cause a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its domestic subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its domestic subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                           (xiii) To such counsel's knowledge, there are no
                  contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement; and

                           (xiv) Neither the Company nor any of its subsidiaries
                  is an "investment company" as defined in the Investment company Act of 1940, as amended.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the state of California and the General Corporation Law of the State of Delaware. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement (except for the financial statements and financial schedules and other financial and statistical data, included therein, as to which such counsel need express no belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus as of its Date or as of the Delivery Date (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clause (ix) above).

                  (d) Baker & McKenzie shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives substantially in the form attached hereto as Exhibit B.

                  (e) The respective counsel for the Selling Stockholders each shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders for whom they are acting as counsel, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that.

                           (i) The Selling Stockholder is the sole record owner
                  of the shares of Stock to be sold by it, and has full power, right and authority to sell such Stock;

                           (ii) This Agreement has been duly authorized,
                  executed and delivered by or on behalf of the Selling Stockholder;

                           (iii) A Custody Agreement has been duly authorized,
                  executed and delivered by the Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms; and

                           (iv) The execution and delivery by the Selling
                  Stockholder of this Agreement and the Custody Agreement and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of any partnership or limited liability company agreement, certificate of incorporation, by-laws, operating agreement or similar agreement or organizational document of the Selling Stockholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                  (f) The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) At the time of execution of this Agreement, the Representatives shall have received from each of PricewaterhouseCoopers LLP [and Deloitte & Touche LLP], a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firms with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (h) With respect to the letters of PricewaterhouseCoopers LLP [and Deloitte & Touche LLP] referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Company shall have furnished to the Representatives letters (the "BRING-DOWN LETTERS") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letters), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

                  (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                           (i) The representations, warranties and agreements of
                  the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) have been fulfilled; and

                           (ii) They have carefully examined the Registration
                  Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not and, as of its date and as of the Delivery Date, the Prospectus did not and does not include any untrue statement of a material fact and did not and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                  (j) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of such Selling Stockholder) shall have furnished to the Representatives on the relevant Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct as of such Delivery Date and that such Selling Stockholder has complied with all agreements contained herein to be performed by such Selling Stockholder at or prior to such Delivery Date.

                  (k) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  (m) The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

                  (n) The Company shall have furnished to the Representatives certificates dated such Delivery Date and executed by its Chief Executive Officer and Chief Financial Officer, in the form attached hereto as Exhibit C.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         10.      Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Underwriter, its officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) ("MARKETING MATERIALS"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or
         (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause
         (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (1) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f) and (2) the Company shall not be liable to any Underwriter under the indemnity agreement in this Section 10(a) to the extent, but only to the extent, that (W) such loss, claim, damage, or liability of such Underwriter results from an untrue statement of a material fact or an omission of a material fact contained in the Preliminary Prospectus, which untrue statement or omission was completely corrected in the Prospectus dated the Effective Date (the "FINAL PROSPECTUS") and (X) the Company sustains the burden of proving that such Underwriter sold shares of Stock to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to written confirmation of such sale, a copy of the Final Prospectus and (Y) the Company had previously furnished sufficient quantities of the Final Prospectus to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and (Z) such Underwriter failed to deliver the Final Prospectus, if required by law to have so delivered it, and such delivery would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any officer, employee, agent or controlling person of that Underwriter.

                  (b) Each of the Selling Stockholders, severally in proportion to the number of shares of Stock to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto,
         (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the breach by any such Selling Stockholder of any of the representations and warranties made by such Selling Stockholder in Section 2 hereof; and shall reimburse each Underwriter and each such officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (1) the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Selling Stockholders through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f) and (2) the Selling Stockholders shall not be liable to any Underwriter under the indemnity agreement in this Section 10(b) to the extent, but only to the extent, that (W) such loss, claim, damage, or liability of such Underwriter results from an untrue statement of a material fact or an omission of a material fact contained in the Preliminary Prospectus, which untrue statement or omission was completely corrected in the Final Prospectus and (X) the Selling Stockholders sustain the burden of proving that such Underwriter sold shares of Stock to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to written confirmation of such sale, a copy of the Final Prospectus and (Y) the Company had previously furnished sufficient quantities of the Final Prospectus to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and (Z) such Underwriter failed to deliver the Final Prospectus, if required by law to have so delivered it, and such delivery would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. The foregoing indemnity agreement is in addition to any liability that the Selling Stockholders may otherwise have to any Underwriter or to any officer, employee, agent or controlling person of that Underwriter.

                  (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, and each of their respective officers and employees, each of their respective directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company or such Selling Stockholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, Selling Stockholder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, any Selling Stockholder or any such director, officer, employee or controlling person.

                  (d) Promptly after receipt by an indemnified party under this
         Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 10(a), 10(b) or 10(c) hereof, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 10(a), 10(b) or 10(c) except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 10(a), 10(b) or 10(c). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters, on the one hand, against the Company or

         Selling Stockholders, on the other hand, under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees, agents and controlling persons to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company or Selling Stockholders, respectively. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

                  (f) The Underwriters severally confirm and the Company and each Selling Stockholder acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on cover page of, and the concession and reallowance figures appearing under the caption "Underwriting," the paragraphs under the heading "Underwriting -- Stabilization, Short Positions and Penalty Bids" and the second paragraph under the heading "Underwriting -- Commissions and Expenses" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         11.      Defaulting Underwriters.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 13, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(j) or 9(k), shall have occurred, or the event described in Section 9(l) has not occurred, or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

         13. Reimbursement of Underwriters' Expenses. If any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders (including, without limitation, with respect to the transactions) is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor the Selling Stockholders shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration Department (Fax: 212-526-0943), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022, and

         with a copy to Latham & Watkins LLP, 135 Commonwealth Drive, Menlo Park, CA 94025, Attention: Patrick A. Pohlen (Fax: 650-463-2600);

                  (b) if to the Company, shall be delivered or sent by mail, or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Patrick C.S. Lo (Fax: 408-907-8088), and

         with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attention: Jack Sheridan (Fax: (650) 493-6811); and

                  (c) if to any Selling Stockholder, shall be delivered or sent by mail, or facsimile transmission to the address set forth in Schedule 2.

provided, however, that any notice to an Underwriter pursuant to Section 10 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives and the Company.

         15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         17. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the Rules and Regulations.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         19. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         20. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

         21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                Very truly yours,

                                NETGEAR, INC.

                                By ________________________________________
                                   Name: Patrick C.S. Lo
                                   Title: Chairman and Chief Executive Officer

                                THE SELLING STOCKHOLDERS SET
                                FORTH IN SCHEDULE 2 HERETO

                                By ________________________________________
                                   Name:
                                   Title: Attorney-in-Fact

Accepted:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
NEEDHAM & COMPANY, INC.
JMP SECURITIES LLC
PACIFIC GROWTH EQUITIES, LLC

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

         By LEHMAN BROTHERS INC.

         By:____________________

             Authorized Representative

                                   SCHEDULE 1

                     Final List of Underwriters - [ ], 2004

                                   [ ] Shares
                                  NETGEAR, INC.
                                  Common Stock

                                                          NUMBER OF
     UNDERWRITERS                                          SHARES
     -------------                                         ------
Lehman Brothers Inc.
Goldman, Sachs & Co.
Needham & Company, Inc.
JMP Securities LLC
Pacific Growth Equities, LLC

               Total

                                   SCHEDULE 2

                 Final List of Selling Stockholders - [ ], 2004

Name of Selling          Firm Stock to be Sold         Option Stock to be Sold if
Stockholder(1)                                             Option is Exercised
    TOTAL

------------------

(1) Each Selling Stockholder has appointed [ ] and [ ] and each of them, as Attorneys-in-Fact for such Selling Stockholder.

                                    Exhibit A

                            LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
NEEDHAM & COMPANY, INC.
JMP SECURITIES LLC
PACIFIC GROWTH EQUITIES, LLC
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Dear Sirs:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you and such other firms (the "UNDERWRITERS") of shares (the "SHARES") of Common Stock, par value $0.001 per share (the "COMMON STOCK"), of NETGEAR, Inc., a Delaware corporation (the "COMPANY"), and that the Underwriters propose to reoffer the Shares to the public (the "OFFERING").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than any of the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         The foregoing restrictions shall not apply to bona fide gifts or other transfers of shares of Common Stock, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (i) the transferee agrees to be bound by the terms of this Lock-Up Letter Agreement to the same extent as if the transferee were a party hereto, and (ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above).

         Notwithstanding anything herein to the contrary, if (i) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement. Furthermore, it is understood that the obligations accepted pursuant to this Lock-Up Letter Agreement are in addition to, and do not supercede, any similar obligations to which the undersigned may be bound.

         The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Underwriters and the Selling Stockholders named therein.

         This Lock-Up Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         This Lock-Up Letter Agreement shall lapse and become null and void if the Offering shall not have occurred on or before July 31, 2004.

                             Very truly yours,

Dated: __________________    By: ________________________________________

                             Name: ______________________________________
                                              (please print)

                             Title: _____________________________________
                                              (please print)

                             Stockholder
                             Name: ______________________________________
                                    (if different from above, please print)

                                    Exhibit B

       Legal Opinion of Baker & McKenzie, Germany counsel for the Company

Dear Sirs,

         By written request of Wilson Sonsini Goodrich & Rosati, Palo Alto on behalf of NETGEAR, Inc., dated ___________ (the "Request"), we have been asked to give a legal opinion, as German attorneys, in respect of Netgear Deutschland GmbH (the "COMPANY").

         We do not act as general counsel for the Company, nor are we generally familiar with the affairs of the Company. We have been engaged to advise only on the matters specifically addressed in the opinion expressed herein concerning the Company. Thus, there may exist, in respect of the Company, documents and/or matters of a legal nature which may be relevant to the issues addressed herein but with respect to which we have not been consulted and have no information.

1. For the purposes of this opinion we have examined the following documents:

(a) a certified excerpt from the Commercial Register in Munich relating to the Company dated [ ], 2004;

(b)      the Articles of Incorporation of the Company dated as of March 1, 2000;

(c) a copy of the list of shareholders of the Company filed with the Commercial Register in Munich on May 8, 2000;

(d) a certificate from the sole managing director (Geschaftsfuhrer) of the Company stating that he has not received any notification of a transfer of shares in the Company pursuant to Section 16 of the German Act on Limited Liability Companies (Gesetz betreffend die Gesellschaften mit beschrankter Haftung);

(e)      a draft dated [ ], 2004 of the Underwriting Agreement;

(f) Form S-1 Registration Statement under the Securities Act of 1933 as filed by NETGEAR, Inc. with the Securities and Exchange Commission on [ ], 2004 as well as amendments thereto (Form S-1/A) filed on [ ], 2004 and [ ], 2004.

In rendering this opinion, we have relied only upon the above documents and the assumptions referred to below and we have not made any investigations or searches of facts other than obtaining the documents set forth in Section 1 above.

2. For the purposes of this opinion we have assumed without further inquiry:

(a) the genuineness of all signatures on the documents that we have reviewed;

(b) the completeness and conformity to originals of all documents purporting to be copies of originals and the authenticity of all documents submitted to us as originals;

(c) that no changes have been made to the Commercial Register entries in respect of the Company or the Articles of Incorporation referred to in
         Section 1 (b) above since the date referred to in Section 1 (a) above;

(d) that there are no agreements to which NETGEAR, Inc. or the Company are a party or court orders or decrees against NETGEAR, Inc. or the Company which would affect this opinion;

(e) that the Company has not passed a voluntary winding-up resolution, no petition has been presented or order made by a court for the winding-up, dissolution or administration of the Company and no receiver, trustee, administrator, administrative receiver or similar officer has been appointed in relation to the Company or any of its assets or revenues.

(f) that there are no provisions of the laws of any jurisdiction outside Germany which would have any implication on the opinion we express;

(g) this opinion is confined to and given on the basis of the laws of the Federal Republic of Germany as currently in effect and as currently applied by the courts of Germany. We have not investigated, and we do not express or imply any opinion on, the laws of any other jurisdiction.

We have not been involved in any aspect of the transactions in connection with the contemplated stock offering, except for the rendering of this legal opinion and, accordingly, we have not been requested to review and have not seen any documents relating to such transactions, except for the limited review of the Form S-1 Registration Statement and of the draft of the Underwriting Agreement necessary to render the legal opinion set out herein.

3. Based solely on the above-mentioned documents and in reliance thereon and on our consideration of such questions of law as we consider relevant in the circumstances, and subject to the qualifications set forth herein, we are of the opinion that:

(a) The Company has been duly incorporated and is validly existing and in good standing as a limited liability company (GmbH) under the laws of Germany and, to our knowledge, is duly qualified to do business as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has the corporate power and authority necessary to own, lease, hold and operate its properties and to conduct the business in which it is engaged.

(b) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly by NETGEAR, Inc., free and clear of all liens, encumbrances, equities or claims.

(c) The issue and sale of the shares of Stock being delivered on the Delivery Date (as such capitalized terms are defined in the Underwriting Agreement) by NETGEAR, Inc. pursuant to the Underwriting Agreement, and the execution, delivery and compliance by NETGEAR, Inc. with all of the provisions of such Underwriting Agreement and the consummation of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, violations or defaults that would not individually or in the aggregate cause or be reasonably likely to cause a material adverse effect on the general affairs, management, consolidated financial positions, stockholders' equity, results of operations, business or prospects of NETGEAR, Inc. and its subsidiaries nor will such actions result in any violation of the provisions of the Articles of Incorporation or other constitutional documents of the Company or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

(d) Pursuant to the certified excerpt from the Commercial Register in Munich dated [ ], 2004, the current capitalization of the Company is stated by reference to the Company's registered capital in the amount of EUR 100,000.--.

By "good standing" (a phrase which has no recognized meaning under German law) we mean that, according to the excerpt from the Commercial Register referred to in paragraph 1(a) above, the Company has, according to the documents on the file of the Company in the custody of the Commercial Register, been in continuous and unbroken existence since the date of its incorporation and no action is currently being taken by the registrar for striking the Company off the register and dissolving it as defunct, the Company is not in liquidation or subject to an administrative order therefore, and no receiver or manager of the Company's property has been appointed.

By "validly existing", we mean that the Company has not been struck off the register and that no notice of winding-up order or resolution, or of an administrative order therefor, or of the appointment of a receiver has been recorded with the Commercial Register.

4.       The opinion set out above is subject to the following qualifications:

(a) Unless expressly stated to the contrary, in this legal opinion German legal concepts are addressed in the English language and not in their original German terms which may not be identical in their respective legal understanding. This opinion may, therefore, only be relied upon under the express condition that any issues of interpretation arising thereunder will be governed by German law and be brought before a German court.

(b) The ownership of shares of a company with limited liability (GmbH) incorporated under German law cannot be proven and/or confirmed with certainty. For the valid ownership and transfer of such share(s) neither the registration of the respective shareholder - e. g. in a company register - nor the physical existence and possession of share certificates is provided for under German law. We have reviewed the copies of documents as referred to in Section 1 which show that NETGEAR, Inc. was a shareholder of the Company at incorporation and which do not indicate any subsequent transfer of shares in the Company. Our opinion rendered in Section 3 (b) is based on the documents referred to in Section 1 above and on the assumption stated under
         Section 2 (d) above.

(c)      No opinion is expressed on matters of fact.

This opinion is given only on behalf of Baker & McKenzie, Frankfurt am Main, and not on behalf of any other office or associated firm of Baker & McKenzie. In this opinion the expressions "we", "us", "our" and like expressions should be construed accordingly.

This opinion is given as of its date and is rendered for your sole benefit in connection with the transactions indicated in the Request. This opinion is not to be disclosed to any other person nor is it to be relied upon by any other person or for any other purpose or quoted or referred to in any public document without our prior written consent.

Yours faithfully,

                                    Exhibit C

                                 CERTIFICATIONS

             I, Patrick C.S. Lo, on behalf of NETGEAR, certify that:

         1. I have reviewed the registration statement, as amended at the time it is declared effective by the Securities and Exchange Commission (the "SEC"), including all information contained in the final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended and the rules and regulations thereunder (the "Securities Act"), and deemed to be a part of the registration statement as of the time it is declared effective by the SEC pursuant to paragraph (b) of Rule 430A of the Securities Act (the "Registration Statement") of NETGEAR, Inc. (the "Company");

         2. Based on my knowledge, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the Registration Statement;

         3. Based on my knowledge, the financial statements, and other financial information included in the Registration Statement, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Registration Statement;

         4. Jonathan R. Mather, the Company's principal financial officer, and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and we have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Registration Statement is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Registration Statement our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the most recent period covered by the Registration Statement based on such evaluation; and

         (d) Disclosed in the Registration Statement any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter included in the Registration Statement that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

         5. Jonathan R. Mather, the Company's principal financial officer, and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors:

         (a) All significant deficiencies and internal weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date:

                                       By: ____________________________________
                                           Patrick C.S. Lo
                                           Chairman and Chief Executive Officer
                                           NETGEAR, Inc.

         I, Jonathan R. Mather, on behalf of NETGEAR, certify that:

         1. I have reviewed the registration statement, as amended at the time it is declared effective by the Securities and Exchange Commission (the "SEC"), including all information contained in the final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended and the rules and regulations thereunder (the "Securities Act"), and deemed to be a part of the registration statement as of the time it is declared effective by the SEC pursuant to paragraph (b) of Rule 430A of the Securities Act (the "Registration Statement") of NETGEAR, Inc. (the "Company");

         2. Based on my knowledge, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the Registration Statement;

         3. Based on my knowledge, the financial statements, and other financial information included in the Registration Statement, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Registration Statement;

         4. Patrick C.S. Lo, the Company's principal executive officer, and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and we have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Registration Statement is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Registration Statement our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the most recent period covered by the Registration Statement based on such evaluation; and

         (d) Disclosed in the Registration Statement any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter included in the Registration Statement that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

         5. Patrick C.S. Lo, the Company's principal executive officer, and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors:

         (a) All significant deficiencies and internal weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date:

                                       By: ____________________________________
                                           Jonathan R. Mather
                                           Vice President and Chief Financial
                                           Officer NETGEAR, Inc.